Hotels Map Marker Rooms Year Opened LaPlaya Beach Resort 189 1968 Ritz-Carlton Naples 1 450 1985 Ritz-Carlton Golf Resort Naples 2 295 2002 Naples Grande Beach Resort 3 474 1986 Edgewater Beach Hotel 4 125 1985 Hyatt Regency Coconut Point Resort & Spa 5 454 2001 Marco Beach Ocean Resort (to be converted to JW Marriott) 6 91 2001 Total Comp Set (excluding LaPlaya Beach Resort) 1,889 Demand Generators:  Beautiful beaches  Tourism: ₋ The weather ₋ Championship golf courses ₋ Waterside Shops ₋ Fifth Avenue South Shopping District ₋ Von Liebig Art Center ₋ Gulfshore Playhouse ₋ Cambier Park  Strong economic drivers including tourism and high net-worth retirees, along with corporate growth in healthcare-related fields  Proximate to Southwest Florida International Airport  Affluent and highly educated population Market Highlights: Market Overview:  Proven history of strong recovery from market downturns with a RevPAR compounded annual growth (CAGR) of 8.7% from 2003 to 2007 and a RevPAR CAGR of 8.6% from 2009 to 2014; 27-year supply CAGR of 1.3%  Wide base of strong demand drivers including dozens of world-renowned golf courses, beaches and high-end retail shopping and dining  Diverse employment base with notable concentrations in education, healthcare, medical supplies, biotechnology; home to Hertz Rental Cars international headquarters naples, florida laplaya beach resort & club This summary information sheet contains certain "forward-looking statements” relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected,” “planned” and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of May 21, 2015. We undertake no duty to update the information to conform to actual results or changes in our expectations. For additional information, please visit our website at www.pebblebrookhotels.com. exterior Property Highlights:  189 spacious guest rooms  6 acres and 600 feet of linear beachfront on the Gulf of Mexico  Four F&B outlets: BALEEN Restaurant, Tiki Bar, Club Members’ Private Dining Room and Beach Fire Pits (seasonal)  12,000 SF of indoor and outdoor meeting and event space  Private Members Beach Club and private dining; access to LaPlaya Golf Course (not included in transaction)  4,500 SF SpaTerre  Three outdoor pools, poolside cabanas, fitness center, watersport rentals, children’s beach camp and boutique shop  310-space parking garage  23-slip marina Investment Highlights: Strengths  Excellent physical barriers to entry  Exceptional location on the beach  Strong existing RevPAR and rate market share  High demand, indoor and outdoor meeting and event space with spectacular views  Fee Simple Transaction Opportunities  Improved cash flow through Pebblebrook asset management and best practices  Benefits from upcoming renovation  Further increase ADR as SW Florida continues to grow demand and push rates  Unique beach club component with meaningfully greater profitability opportunity Estimated Discount to Replacement Cost: N/A 2014 Occupancy: 77% 2014 ADR: $337 Forward 12-Month Cap Rate (Projected EBITDA)(2): 7.75% - 8.25% Forward 12-Month Cap Rate(Projected NOI)(2): 6.75% - 7.25% (2) Based on previously disclosed forecasted net operating income after capital reserves (“NOI”) and previously disclosed forecasted hotel earnings before interest, taxes, depreciation and amortization (“EBITDA”). Historic Performance and Valuation: Property Information: Acquisition Price: $185.5M (Resort $150.5M + LaPlaya Beach Club $35.0M)(1) Location: Naples, FL Acquired: May 21, 2015 Rooms: 189 Type: Full-Service, Luxury Resort and Beach Club Built: 1968 Last Renovated: 2002 (1) Approximately $35M of value associated with the beach club; per room estimate of $800K/room is the per room value associated with the value of the hotel portion, which excludes the club. 50% 55% 60% 65% 70% $75 $95 $115 $135 $155 $175 $195 ADR RevPAR Occupancy Prior Peak Occupancy* Naples, FL Sub-Market Operating Performance Source: Smith Travel Research * Represents TTM peak occupancy for the Naples, FL sub-market in the prior cycle. 2000-2014 ADR CAGR: 2.8% 2000-2014 RevPAR CAGR: 3.3% 3 1 2 4 5 6 Competitive Set: Gulf of Mexico 5 mi